                                                                     EXHIBIT 4.1
                                    [Picture of]
                                  [United States]
                                       [ACTI]

         NUMBER                                                           SHARES

                           American Card Technology, Inc.

                      INCORPORATED UNDER THE LAWS OF DELAWARE

         COMMON STOCK                            CUSIP 025040  10  6

THIS CERTIFIES THAT-------------------------------------------------------------
                        (SEE REVERSE FOR CERTAIN CONDITIONS)

IS THE OWNER OF ----------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.001 PAR VALUE COMMON STOCK

                           AMERICAN CARD TECHNOLOGY, INC.

Transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof assents.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated:

           ---------------------------                     ---------------------
           SECRETARY                                       PRESIDENT

                      [Seal of American Card Technology, Inc.]

                           American Card Technology, Inc.

The Corporation will furnish without charge to each stockholder who so requests a copy of the provisions setting forth the powers, designations, preferences and relative , participating, optional, or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM: as tenants in common
TEN ENT: as tenants by the entireties
JT TEN: as joint tenants with the right of survivorship and not as tenants in common

UNIF GIFT ACT:------- Custodian -------- under Uniform Gifts to Minors Act -----
                  (CUST)            (MINOR)                              (STATE)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, -----------------------HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE ----------------------------------------

SHARES OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED -------------------

--------------------------------------------------------------------------------
NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULARY WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

--------------------------------------------------------------------------------
THE SIGNATURE (S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.